FORM 8-K

                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549


                              CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15 (d) OF THE

                     SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): August 21, 2001


                       Oregon Trail Financial Corp.
                       ----------------------------
          (Exact name of registrant as specified in its charter)



          Oregon                  0-22953                  91-1829481
---------------------------      ----------             ------------------
State or other jurisdiction      Commission             (I.R.S. Employer
 of incorporation                File Number            Identification No.)


2055 First Street, Baker City, Oregon                         97814
----------------------------------------                    ----------
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number (including area code):  (541) 523-6327

                              Not Applicable
                              --------------
      (Former name or former address, if changed since last report)

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Item 5.  Other Events
---------------------

     On August 21, 2001, the Registrant issued the press release and letter to shareholders attached hereto as Exhibits 99.1 and 99.2, respectively.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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     Exhibit

       99.1    Press release dated August 21, 2001

       99.2    Letter to shareholders dated August 21, 2001



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                                SIGNATURES
                                ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  OREGON TRAIL FINANCIAL CORP.



DATE: August 21, 2001             By: /s/Berniel L. Maughan
                                      --------------------------------------
                                      Berniel L. Maughan
                                      President and Chief Executive Officer



                                     3

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                                Exhibit 99.1


                      Press Release Dated August 21, 2001

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Press Release

FOR IMMEDIATE RELEASE                  CONTACT: Berniel L. Maughan
                                                President and Chief Executive
                                                  Officer
                                                Oregon Trail Financial Corp.
                                                (541) 523-6327


         OREGON TRAIL FINANCIAL CORP. ANNOUNCES ANNUAL MEETING DATE

     BAKER CITY, Ore., May 15 / -- Oregon Trail Financial Corp. (Nasdaq: OTFC
- news) the holding company for Pioneer Bank, a Federal Savings Bank, announced today that its Annual Meeting of Shareholders will be held on September 28, 2001 at 10:00 a.m., Pacific Daylight Time, at the Sunridge Inn and Conference Center, One Sunridge Lane, Baker City, Oregon. The record date for shareholders entitled to vote at the Annual Meeting is August 16, 2001.

     Oregon Trail Financial Corp. is headquartered in Baker City, Oregon and is the parent company of Pioneer Bank, which was founded in 1901. The Company operates nine full service locations in seven eastern Oregon counties.

                                * * * * *

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                                Exhibit 99.2


                 Letter to Shareholders Dated August 21, 2001

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                ANNUAL MEETING TO BE HELD SEPTEMBER 28, 2001


Notice of Annual Shareholder Meeting
------------------------------------

     Oregon Trail Financial Corp. will hold its annual shareholder meeting at 10:00 a.m. PDT on September 28, 2001 at the Sunridge Inn and Conference Center, One Sunridge Lane, Baker City, Oregon. At this meeting, shareholders will elect two directors, each to serve a three year term, approve the appointment of Deloitte & Touche LLP as the Company's independent auditors and consider any other matters to properly come before the meeting. This meeting date is later than last year's because we needed additional time to prepare materials in light of the opposition candidate(s) being proposed by Joseph Stilwell. Shareholders of record as of August 16, 2001 will be entitled to notice of and to vote at the meeting.

Important Matters About Joseph Stilwell and the Stilwell Group
--------------------------------------------------------------

     You may have received a letter from Joseph Stilwell and the Stilwell Group in April of this year. Over the last 12 months, Mr. Stilwell and the Stilwell Group have purchased approximately 8.25% of the Company's outstanding shares. They want to force a quick sale of Oregon Trail and its 100-year old community bank. The Stilwell Group has announced that it intends to solicit proxies from the Company's shareholders in support of its nominee(s) for the Board. Those persons, if elected, would replace one or both of the Company's current directors standing for re-election. If the Stilwell Group proceeds with its solicitations, you will soon receive proxy materials from the Stilwell Group, seeking support for its candidate(s). You will also soon receive proxy materials and other important information from the Board of Directors about the annual meeting.

Please Wait For And Read Our Proxy Statement and Other Materials Before You
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Send in Your Proxy
------------------

     This year's annual meeting will be important to all of our shareholders and the many customers and communities we serve. It may well determine our future as an independent financial institution. We will address the questions raised in the proxy materials that you receive from the Stilwell Group.
PLEASE DO NOT SEND IN YOUR PROXY UNTIL YOU HAVE READ OUR RESPONSE.

     Please read your Board's proxy materials and other information carefully before you vote your shares. We believe the Stilwell Group's proxy materials do not tell everything you need to know to make an informed decision about the future of your Company.

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     The Stilwell Group's proxy materials assert that current management is not doing enough to maximize shareholder value, but we believe you should consider these important facts:

* Last year, your Board of Directors hired a new President, Berniel L. Maughan, and a new Chief Financial Officer, Jonathan McCreary. During their first few months at Pioneer Bank, together with the existing management team they developed a multi-faceted plan to improve Company performance and enhance shareholder value. They announced those initiatives on January 19, 2001.

* For the fiscal quarter following the announcement of these initiatives ending March 31, 2001, OREGON TRAIL'S NET INCOME INCREASED 53% TO $849,000 OR $.26 PER SHARE compared to $557,000 or $.17 per share for the same period the year before. Without the expenses caused by Stilwell and his many lawsuits aimed at gaining control of your Company, your COMPANY'S EARNINGS WOULD HAVE INCREASED 71%.

* Earnings continued to improve during the first quarter of fiscal 2002 ending June 30, 2001. EARNINGS INCREASED 78% TO $.32 PER SHARE compared to the first quarter last year AND WOULD HAVE BEEN UP 100% if we did not have to incur further costs in responding to the Stilwell Group.

* Excluding the expenses caused by the Stilwell Group, OREGON TRAIL'S RETURN ON EQUITY FOR OUR FIRST QUARTER OF FISCAL 2002 INCREASED 82% TO 8.46%, a record high for your Company.

     These are just a few examples of the substantial improvements our management team has achieved in the past year. The Board has considered various alternatives including the sale of the Company, BUT HAS CONCLUDED THAT SELLING THE COMPANY AT THIS TIME WILL NOT MAXIMIZE SHAREHOLDER VALUE.

     If the Stilwell Group proceeds with its proxy solicitation, we will send you additional information within a few days after its mailing. PLEASE WAIT UNTIL YOU RECEIVE OUR INFORMATION BEFORE YOU SUBMIT ANY PROXY. Your vote will be critical to your personal financial interests and the future of the Company.

     SHAREHOLDERS SHOULD READ THE COMPANY'S DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS WILL BE PROVIDED FREE TO ANY SHAREHOLDER BY CALLING (541) 523-6327 OR WRITING THE COMPANY AT P.O. BOX 846, BAKER CITY, OREGON 97814, ATTENTION PRESIDENT. THE INFORMATION IS ALSO AVAILABLE FREE FROM THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT www.sec.gov.

August 21, 2001

Sincerely yours,

/s/Stephen R. Whittemore              /s/Berniel L. Maughan
Stephen R. Whittemore                 Berniel L. Maughan
Chairman of the Board                 President and CEO

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